UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2019

_______________________________

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas		1-31447			74-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111
_______________________________

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas		1-3187			22-3865106
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.
CenterPoint Energy, Inc.	Depositary Shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	The New York Stock Exchange
CenterPoint Energy Houston Electric, LLC	9.15% First Mortgage Bonds due 2021	n/a	The New York Stock Exchange
CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

On April 5, 2019, CenterPoint Energy, Inc. (the “Company” or "CenterPoint Energy") and CenterPoint Energy Houston Electric, LLC (“Houston Electric”) announced that Houston Electric filed its base rate application with the Public Utility Commission of Texas (“PUCT”) and the cities in its service area to change its rates. On September 16, 2019, the Administrative Law Judges at the Texas State Office of Administrative Hearings filed their Proposal for Decision ("PFD"). On October 10, 2019, Houston Electric filed its exceptions to the PFD with the PUCT. The exceptions and any supplements or corrections to those exceptions may be viewed at the following website:
http://interchange.puc.texas.gov/Search/Filings?UtilityType=A&ControlNumber=49421&ItemMatch=Equal&DocumentType=ALL&SortOrder=Ascending.

If the PFD was approved in its entirety, assuming the errors(1) identified in the PFD are corrected, the PFD would result in an operating income reduction from Houston Electric's request of $138 million. A summary of the PFD impacts are as follows:

(in millions)
Operating income impact from Houston Electric's request	$111
PFD proposed reductions:
ROE and equity ratio	(62)
Rate base disallowances	(25)
Operations and maintenance expenses	(39)
Weather normalization	(12)
Operating income impact from PFD	$(27)

Total operating income change from request to PFD	$(138)

(1) See Attachment A of Houston Electric's exceptions filing.

As a result of certain rate base disallowances in the PFD, Houston Electric would expect to additionally incur a pre-tax write-off of approximately $120 million and a one-time refund of capital recovery from its transmission cost of service and distribution cost recovery factor mechanisms. The potential refund amount would be determined in a separate proceeding with the PUCT.

Furthermore, the PFD would allow for a potential separate proceeding with the PUCT to determine the amount, if any, of $158 million excess deferred income taxes on securitized assets to be provided to customers.

The PUCT has not yet begun deliberating on the PFD, which is prepared by judges at a different state agency.  It is expected that deliberations will begin at the PUCT’s open meeting currently scheduled for November 14, 2019.  A final order from the PUCT is currently expected later this year.  We expect to post future filings associated with Houston Electric’s base rate application to the Regulatory Information subsection of the Investors section of the Company’s website. Based on guidance from the SEC, the Company may use the Investors section of its website (www.centerpointenergy.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information.

Cautionary Statements Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “would,” “estimate,” “expect,” “forecast,” “may,” “plan,” “potential,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Any statements in this Current Report on Form 8-K regarding future financial performance and results of operations, including, but not limited to, the potential financial impacts of the PFD on the financial statements of the Company and Houston Electric, expectations, beliefs, plans, objectives, goals, strategies, future events, such as future regulatory or legislative actions and decisions and the timing thereof, and underlying assumptions and any other statements that are not historical facts are forward-looking statements. Each forward-looking statement contained in this Current Report on Form 8-K speaks only as of the date of this Current Report on Form 8-K. Factors that could affect actual results include timing and impact of future regulatory and legislative actions and decisions, changes in business plans and other factors discussed in CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, CenterPoint Energy’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, CenterPoint Energy’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: October 10, 2019	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: October 10, 2019	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer